Exhibit 99.1

Monthly Operating Report
CASH BASIS
CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)

JUDGE:	Harlin DeWayne Hale

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	July	2020	Note 1
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (CASH BASIS-1 THROUGH CASH BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

EVP, Chief Financial Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY		TITLE

STACIE SHIRLEY		August 19, 2020
PRINTED NAME OF RESPONSIBLE PARTY		DATE

PREPARER:

Director - AlixPartners, LLP
ORIGINAL SIGNATURE OF PREPARER		TITLE

JASON MUSKOVICH		August 19, 2020
PRINTED NAME OF PREPARER		DATE

Note 1: This report covers the period from July 1 through July 31, 2020 unless otherwise noted.

In re: Tuesday Morning Corporation, et al.	Case No. (Jointly Administered)	20-31476 (HDH)
	Reporting Period:	July 1 to July 31, 2020
	Federal Tax I.D. #	75-2398532

Notes to the Monthly Operating Report

This Monthly Operating Report ("MOR") is unaudited and has been prepared solely for the purpose of complying with the obligations of the above-captioned debtors and debtors in possession (the “Debtors”) to provide monthly operating reports during these Chapter 11 Cases.  The Debtors have prepared this monthly operating report using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices.  This monthly operating report is, thus, true and accurate to the best of the Debtors’ knowledge, information, and belief based on currently available data.

This MOR includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Tuesday Morning Corporation (LEAD)	20-31476
TMI Holdings, Inc.	20-31477
Tuesday Morning, Inc.	20-31478
Friday Morning, LLC	20-31479
Days of the Week, Inc.	20-31480
Nights of the Week, Inc.	20-31481
Tuesday Morning Partners, Ltd.	20-31482

Background:  On May 27, 2020 (the “Petition Date”), each of the Debtors filed with the Court their respective voluntary petitions for relief under chapter 11 of Title 11 of the Bankruptcy Code, commencing the above-captioned chapter 11 cases. The Debtors continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On May 28, 2020, the Court entered an order authorizing the joint administration of these chapter 11 cases [Dkt. 66].

Notes:

The Debtors prepared this MOR relying primarily upon the information set forth in their books and records. Consequently, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this MOR.  Nevertheless, in preparing this MOR, the Debtors made best efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been included therein.

Except as relates to Cash Receipts and Disbursements information presented on Page 1 and Page 1A of the attached MOR, information herein has been prepared on a consolidated basis for the Debtors.

The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”). The financial information is in a format intended to meet the requirements of the Bankruptcy Court and the Office of the United States Trustee for the Northern District of Texas, Dallas Division (the “U.S. Trustee”).

As discussed below, this MOR is not prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This MOR does not include all of the information and footnotes required by GAAP.

The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Debtors in the future.

No assurance can be given as to the value, if any, that may be ascribed to the Debtors’ various pre- petition liabilities and other securities. Accordingly, the Debtors urge that caution be exercised with respect to existing and future investments in any of these securities or claims against the Debtors.

Reservation of Rights:  Given the complexity of the Debtors’ financial affairs, inadvertent errors, omissions or over-inclusions may have occurred.  Accordingly, the Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or nature of any claim amount, representation, or other statement in this MOR and reserve the right to amend or supplement this MOR, if necessary.

Additional Information: For more information related to these Chapter 11 Cases, court filings and claims information please refer to the Restructuring website at https://dm.epiq11.com/case/tuesdaymorning/info.

		Monthly Operating Report
		CASH BASIS-1

CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)

	JUL	AUG	SEP
CASH RECEIPTS AND	1 to 31	1 to 31	1 to 30	TOTAL
DISBURSEMENTS
1. CASH - BEGINNING OF MONTH	$ 40,366,078	$ -	$ -	$ 40,366,078
RECEIPTS
2. CASH SALES [1]	$ 51,714,136	$ -	$ -	$ 51,714,136
3. ACCOUNTS RECEIVABLE COLLECTIONS	-	-	-	-
4. LOANS AND ADVANCES [2]	49,500,000	-	-	49,500,000
5. SALE OF ASSETS	-	-	-	-
6. LEASE & RENTAL INCOME	-	-	-	-
7. WAGES	-	-	-	-
8. OTHER (SEE MONTHLY DETAIL)	16,613,457	-	-	16,613,457
9. TOTAL RECEIPTS	$ 117,827,593	$ -	$ -	$ 117,827,593
DISBURSEMENTS
10. NET PAYROLL	$ 10,187,291	$ -	$ -	$ 10,187,291
11. PAYROLL TAXES PAID [3]	-	-	-	-
12. SALES,USE & OTHER TAXES PAID	6,558,835	-	-	6,558,835
13. INVENTORY PURCHASES	9,186,713	-	-	9,186,713
14. MORTAGE PAYMENTS	-	-	-	-
15. OTHER SECURED NOTE PAYMENTS [2]	49,687,500	-	-	49,687,500
16. RENTAL & LEASE PAYMENTS	6,989,972	-	-	6,989,972
17. UTILITIES	724,189	-	-	724,189
18. INSURANCE	439,571	-	-	439,571
19. VEHICLE EXPENSES [4]	1,774,994	-	-	1,774,994
20. TRAVEL	220,064	-	-	220,064
21. ENTERTAINMENT	-	-	-	-
22. REPAIRS & MAINTENANCE	1,457,039	-	-	1,457,039
23. SUPPLIES	377,343	-	-	377,343
24. ADVERTISING	158,085	-	-	158,085
25. HOUSEHOLD EXPENSES	-	-	-	-
26. CHARITABLE CONTRIBUTIONS	-	-	-	-
27. GIFTS	-	-	-	-
28. OTHER (ORDINARY COURSE PROFESSIONALS)	495,895	-	-	495,895
29. TOTAL ORDINARY DISBURSEMENTS	$ 88,257,491	$ -	$ -	$ 88,257,491
REORGANIZATION EXPENSES
30. PROFESSIONAL FEES	$ 5,268,345	$ -	$ -	$ 5,268,345
31. U.S. TRUSTEE FEES	285,323	-	-	285,323.0
32. OTHER (SEE MONTHLY DETAIL)	457,015	-	-	457,015
33. TOTAL REORGANIZATION EXPENSES	$ 6,010,682	$ -	$ -	$ 6,010,682
34. TOTAL DISBURSEMENTS	$ 94,268,173	$ -	$ -	$ 94,268,173
35. NET CASH FLOW	$ 23,559,419	$ -	$ -	$ 23,559,419
36. CASH - END OF MONTH	$ 63,925,497	$ -	$ -	$ 63,925,497

NOTES:

! Includes all cash and credit card in-store sales.

[2] Includes all borrowings or repayments against Pre-Petition ABL and Post-Petition DIP. Debtors have repaid the Pre-Petition ABL to the required minimum balance of $100,000. Furthermore, as of June 30, 2020 the Debtors have no outstanding borrowings against the Post-Petition DIP.

[3] Included in Net Payroll disbursements item #10

[4] Represents freight disbursements

Monthly Operating Report
CASE NAME:	Tuesday Morning Corporation, et al.								CASH BASIS-1
CALCULATION OF QUARTERLY UST FEES
CASE NUMBER:	20-31476 (Jointly Administered)

					TMI				TMP
34. TOTAL DISBURSEMENTS			Tuesday Morning Corporation	TMI Holdings, Inc.	Tuesday Morning, Inc.	Friday Morning, LLC	Days of the Week, Inc.	Nights of the Week, Inc.	Tuesday Morning Partners, Ltd.	TOTAL

Q2/M1 - JUL 1 - JUL 31, 2020			$ -	$ -	$ 82,440,911	$ -	$ -	$ -	$ 11,827,262	$ 94,268,173
Q2/M2 - AUG 1 - AUG 31, 2020			-	-	-	-	-	-	-	-
Q2/M3 - SEP 1 - SEP 30, 2020			-	-	-	-	-	-	-	-

TOTAL DISBURSEMENTS - CALENDAR Q3 2020			$ -	$ -	$ 82,440,911	$ -	$ -	$ -	$ 11,827,262	$ 94,268,173

QUARTERLY FEES DUE			$ 325.00	$ 325.00	$ 250,000.00	$ 325.00	$ 325.00	$ 325.00	$ 118,272.62	$ 369,897.62

	Quarterly Disbursement Minimum	Quarterly Disbursement Maximum	Applicable Quarterly Fee
	$ -	$ -	$ 325.00
	$ 0.01	$ 14,999.99	$ 325.00
	$ 15,000.00	$ 74,999.99	$ 650.00
	$ 75,000.00	$ 149,999.99	$ 975.00
	$ 150,000.00	$ 224,999.99	$ 1,625.00
	$ 225,000.00	$ 299,999.99	$ 1,950.00
	$ 300,000.00	$ 999,999.99	$ 4,875.00
	$ 1,000,000.00	$ 24,999,999.99	1%
	$ 25,000,000.00		$ 250,000.00

Monthly Operating Report
CASE NAME:	Tuesday Morning Corporation, et al.	CASH BASIS-1
CONSOLIDATING DISBURSEMENTS BY LEGAL ENTITY - JUL 1 TO JUL 31, 2020
CASE NUMBER:	20-31476 (Jointly Administered)

	JULY 1 - JULY 31, 2020 BY LEGAL ENTITY
			TMI				TMP
CASH RECEIPTS AND	Tuesday Morning Corporation	TMI Holdings, Inc.	Tuesday Morning, Inc.	Friday Morning, LLC	Days of the Week, Inc.	Nights of the Week, Inc.	Tuesday Morning Partners, Ltd.	JUL 1 - JUL 31 TOTAL
DISBURSEMENTS
1. CASH - BEGINNING OF MONTH	$ -	$ -	$ 40,366,078	$ -	$ -	$ -	$ -	$ 40,366,078
RECEIPTS
2. CASH SALES [1]	$ -	$ -	$ 51,714,136	$ -	$ -	$ -	$ -	$ 51,714,136
3. ACCOUNTS RECEIVABLE COLLECTIONS	-	-	-	-	-	-	-	-
4. LOANS AND ADVANCES [2]	-	-	49,500,000	-	-	-	-	49,500,000
5. SALE OF ASSETS	-	-	-	-	-	-	-	-
6. LEASE & RENTAL INCOME	-	-	-	-	-	-	-	-
7. WAGES	-	-	-	-	-	-	-	-
8. OTHER (SEE BELOW)	$ -	$ -	$ 16,613,457	$ -	$ -	$ -	$ -	$ 16,613,457
8a. Sales Taxes Collected	-	-	3,754,446	-	-	-	-	3,754,446
8b. GOB Sales Proceeds	-	-	12,859,011	-	-	-	-	12,859,011
9. TOTAL RECEIPTS	$ -	$ -	$ 117,827,593	$ -	$ -	$ -	$ -	$ 117,827,593
DISBURSEMENTS
10. NET PAYROLL	$ -	$ -	$ 8,571,146	$ -	$ -	$ -	$ 1,616,146	$ 10,187,291
11. PAYROLL TAXES PAID [3]	-	-	-	-	-	-	-	-
12. SALES,USE & OTHER TAXES PAID	-	-	6,558,835	-	-	-	-	6,558,835
13. INVENTORY PURCHASES	-	-	-	-	-	-	9,186,713	9,186,713
14. MORTAGE PAYMENTS	-	-	-	-	-	-	-	-
15. OTHER SECURED NOTE PAYMENTS [2]	-	-	49,687,500	-	-	-	-	49,687,500
16. RENTAL & LEASE PAYMENTS	-	-	6,707,732	-	-	-	282,240	6,989,972
17. UTILITIES	-	-	723,649	-	-	-	540	724,189
18. INSURANCE	-	-	439,571	-	-	-	-	439,571
19. VEHICLE EXPENSES [4]	-	-	1,321,765	-	-	-	453,229	1,774,994
20. TRAVEL	-	-	220,064	-	-	-	-	220,064
21. ENTERTAINMENT	-	-	-	-	-	-	-	-
22. REPAIRS & MAINTENANCE	-	-	1,438,961	-	-	-	18,079	1,457,039
23. SUPPLIES	-	-	308,640	-	-	-	68,704	377,343
24. ADVERTISING	-	-	158,085	-	-	-	-	158,085
25. HOUSEHOLD EXPENSES	-	-	-	-	-	-	-	-
26. CHARITABLE CONTRIBUTIONS	-	-	-	-	-	-	-	-
27. GIFTS	-	-	-	-	-	-	-	-
28. OTHER (ORDINARY COURSE PROFESSIONALS)	-	-	495,895	-	-	-	-	495,895
29. TOTAL ORDINARY DISBURSEMENTS	$ -	$ -	$ 76,631,841	$ -	$ -	$ -	$ 11,625,650	$ 88,257,491
REORGANIZATION EXPENSES
30. PROFESSIONAL FEES	$ -	$ -	$ 5,268,345	$ -	$ -	$ -	$ -	$ 5,268,345
31. U.S. TRUSTEE FEES	-	-	285,323	-	-	-	-	285,323
32. OTHER (SEE BELOW)	$ -	$ -	$ 255,403	$ -	$ -	$ -	$ 201,612	$ 457,015
32a. PRE-PETITION TRADE ORDER PAYMENTS	-	-	31,792	-	-	-	201,612	233,404
32b. UTILITIES ESCROW DEPOSITS	-	-	223,611	-	-	-	-	223,611
33. TOTAL REORGANIZATION EXPENSES	$ -	$ -	$ 5,809,070	$ -	$ -	$ -	$ 201,612	$ 6,010,682
34. TOTAL DISBURSEMENTS	$ -	$ -	$ 82,440,911	$ -	$ -	$ -	$ 11,827,262	$ 94,268,173
35. NET CASH FLOW	$ -	$ -	$ 35,386,682	$ -	$ -	$ -	$ (11,827,262)	$ 23,559,419
36. CASH - END OF MONTH	$ -	$ -	$ 75,752,759	$ -	$ -	$ -	$ (11,827,262)	$ 63,925,497

NOTES:

! Includes all cash and credit card in-store sales.

[2] Includes all borrowings or repayments against Pre-Petition ABL and Post-Petition DIP

[3] Included in Net Payroll disbursements item #10

[4] Represents freight disbursements

Monthly Operating Report
CASE NAME:	Tuesday Morning Corporation, et al.	CASH BASIS-1
CONSOLIDATING DISBURSEMENTS BY LEGAL ENTITY - AUG 1 TO AUG 31, 2020
CASE NUMBER:	20-31476 (Jointly Administered)

AUGUST 1 - AUGUST 31, 2020 BY LEGAL ENTITY
			TMI				TMP
CASH RECEIPTS AND	Tuesday Morning Corporation	TMI Holdings, Inc.	Tuesday Morning, Inc.	Friday Morning, LLC	Days of the Week, Inc.	Nights of the Week, Inc.	Tuesday Morning Partners, Ltd.	AUG 1 - AUG 31 TOTAL
DISBURSEMENTS
1. CASH - BEGINNING OF MONTH	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
RECEIPTS
2. CASH SALES [1]	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
3. ACCOUNTS RECEIVABLE COLLECTIONS	-	-		-	-	-	-	-
4. LOANS AND ADVANCES [2]	-	-	-	-	-	-	-	-
5. SALE OF ASSETS	-	-		-	-	-	-	-
6. LEASE & RENTAL INCOME	-	-		-	-	-	-	-
7. WAGES	-	-		-	-	-	-	-
8. OTHER (SEE BELOW)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
8a. Sales Taxes Collected	-	-	-	-	-	-	-	-
8b. GOB Sales Proceeds	-	-	-	-	-	-	-	-
9. TOTAL RECEIPTS	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
DISBURSEMENTS
10. NET PAYROLL	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
11. PAYROLL TAXES PAID [3]	-	-	-	-	-	-	-	-
12. SALES,USE & OTHER TAXES PAID	-	-	-	-	-	-	-	-
13. INVENTORY PURCHASES	-	-	-	-	-	-	-	-
14. MORTAGE PAYMENTS	-	-	-	-	-	-	-	-
15. OTHER SECURED NOTE PAYMENTS [2]	-	-	-	-	-	-	-	-
16. RENTAL & LEASE PAYMENTS	-	-	-	-	-	-	-	-
17. UTILITIES	-	-	-	-	-	-	-	-
18. INSURANCE	-	-	-	-	-	-	-	-
19. VEHICLE EXPENSES [4]	-	-	-	-	-	-	-	-
20. TRAVEL	-	-	-	-	-	-	-	-
21. ENTERTAINMENT	-	-	-	-	-	-	-	-
22. REPAIRS & MAINTENANCE	-	-	-	-	-	-	-	-
23. SUPPLIES	-	-	-	-	-	-	-	-
24. ADVERTISING	-	-	-	-	-	-	-	-
25. HOUSEHOLD EXPENSES	-	-	-	-	-	-	-	-
26. CHARITABLE CONTRIBUTIONS	-	-	-	-	-	-	-	-
27. GIFTS	-	-	-	-	-	-	-	-
28. OTHER (ORDINARY COURSE PROFESSIONALS)	-	-	-	-	-	-	-	-
29. TOTAL ORDINARY DISBURSEMENTS	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
REORGANIZATION EXPENSES
30. PROFESSIONAL FEES	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
31. U.S. TRUSTEE FEES	-	-	-	-	-	-	-	-
32. OTHER (SEE BELOW)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
32a. PRE-PETITION TRADE ORDER PAYMENTS	-	-	-	-	-	-	-	-
32b. UTILITIES ESCROW DEPOSITS	-	-	-	-	-	-	-	-
33. TOTAL REORGANIZATION EXPENSES	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
34. TOTAL DISBURSEMENTS	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
35. NET CASH FLOW	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
36. CASH - END OF MONTH	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

NOTES:

! Includes all cash and credit card in-store sales.

[2] Includes all borrowings or repayments against Pre-Petition ABL and Post-Petition DIP

[3] Included in Net Payroll disbursements item #10

[4] Represents freight disbursements

Monthly Operating Report
CASE NAME:	Tuesday Morning Corporation, et al.	CASH BASIS-1
CONSOLIDATING DISBURSEMENTS BY LEGAL ENTITY - SEP 1 TO SEP 30, 2020
CASE NUMBER:	20-31476 (Jointly Administered)

SEPTEMBER 1 - SEPTEMBER 30, 2020 BY LEGAL ENTITY
			TMI				TMP
CASH RECEIPTS AND	Tuesday Morning Corporation	TMI Holdings, Inc.	Tuesday Morning, Inc.	Friday Morning, LLC	Days of the Week, Inc.	Nights of the Week, Inc.	Tuesday Morning Partners, Ltd.	SEP 1 - SEP 30 TOTAL
DISBURSEMENTS
1. CASH - BEGINNING OF MONTH	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
RECEIPTS
2. CASH SALES [1]	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
3. ACCOUNTS RECEIVABLE COLLECTIONS	-	-	-	-	-	-	-	-
4. LOANS AND ADVANCES [2]	-	-	-	-	-	-	-	-
5. SALE OF ASSETS	-	-	-	-	-	-	-	-
6. LEASE & RENTAL INCOME	-	-	-	-	-	-	-	-
7. WAGES	-	-	-	-	-	-	-	-
8. OTHER (SEE BELOW)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
8a. Sales Taxes Collected	-	-	-	-	-	-	-	-
8b. GOB Sales Proceeds	-	-	-	-	-	-	-	-
9. TOTAL RECEIPTS	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
DISBURSEMENTS
10. NET PAYROLL	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
11. PAYROLL TAXES PAID [3]	-	-	-	-	-	-	-	-
12. SALES,USE & OTHER TAXES PAID	-	-	-	-	-	-	-	-
13. INVENTORY PURCHASES	-	-	-	-	-	-	-	-
14. MORTAGE PAYMENTS	-	-	-	-	-	-	-	-
15. OTHER SECURED NOTE PAYMENTS [2]	-	-	-	-	-	-	-	-
16. RENTAL & LEASE PAYMENTS	-	-	-	-	-	-	-	-
17. UTILITIES	-	-	-	-	-	-	-	-
18. INSURANCE	-	-	-	-	-	-	-	-
19. VEHICLE EXPENSES [4]	-	-	-	-	-	-	-	-
20. TRAVEL	-	-	-	-	-	-	-	-
21. ENTERTAINMENT	-	-	-	-	-	-	-	-
22. REPAIRS & MAINTENANCE	-	-	-	-	-	-	-	-
23. SUPPLIES	-	-	-	-	-	-	-	-
24. ADVERTISING	-	-	-	-	-	-	-	-
25. HOUSEHOLD EXPENSES	-	-	-	-	-	-	-	-
26. CHARITABLE CONTRIBUTIONS	-	-	-	-	-	-	-	-
27. GIFTS	-	-	-	-	-	-	-	-
28. OTHER (ORDINARY COURSE PROFESSIONALS)	-	-	-	-	-	-	-	-
29. TOTAL ORDINARY DISBURSEMENTS	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
REORGANIZATION EXPENSES
30. PROFESSIONAL FEES	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
31. U.S. TRUSTEE FEES	-	-	-	-	-	-	-	-
32. OTHER (SEE BELOW)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
32a. PRE-PETITION TRADE ORDER PAYMENTS	-	-	-	-	-	-	-	-
32b. UTILITIES ESCROW DEPOSITS	-	-	-	-	-	-	-	-
33. TOTAL REORGANIZATION EXPENSES	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
34. TOTAL DISBURSEMENTS	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
35. NET CASH FLOW	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
36. CASH - END OF MONTH	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

NOTES:

! Includes all cash and credit card in-store sales.

[2] Includes all borrowings or repayments against Pre-Petition ABL and Post-Petition DIP. Debtors have repaid the Pre-Petition ABL to the required minimum balance of $100,000.
Furthermore, as of June 30, 2020 the Debtors have no outstanding borrowings against the Post-Petition DIP.

[3] Included in Net Payroll disbursements item #10

[4] Represents freight disbursements

Monthly Operating Report
CASH BASIS-1A

2020
CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)

CASH DISBURSEMENTS DETAIL			MONTH:	July

CASH DISBURSEMENTS
	DATE	PAYEE	PURPOSE	AMOUNT

SEE NOTE 1 BELOW

	TOTAL CASH DISBURSEMENTS [1]			$ -

BANK ACCOUNT DISBURSEMENTS
CK#	DATE	PAYEE	PURPOSE	AMOUNT

SEE NOTE 2 BELOW

	TOTAL BANK ACCOUNT DISBURSEMENTS			$ 94,268,173

TOTAL DISBURSEMENTS FOR THE PERIOD				$ 94,268,173

[1] Aside from immaterial petty cash transactions conducted by the stores which are not individually recorded, the Debtors do not make cash disbursements.

[2] Debtors process hundreds of individual transactions per week. In many cases these disbursements relate to confidential pricing agreements with merchandise suppliers or other commercially sensitive information.
Due to the voluminous and confidential nature of this information, Debtors have excluded details from this MOR.
Individual payment line items are available for review on request by the Office of the US Trustee.

Monthly Operating Report
CASH BASIS-2

CASE NAME: Tuesday Morning Corporation, et al.

CASE NUMBER: 20-31476 (Jointly Administered)

BANK RECONCILIATIONS
	Acct #1	Acct #2	Acct #3
A. BANK:	SEE FOLLOWING SCHEDULE OF ACCOUNTS
B. ACCOUNT NUMBER:				TOTAL
C. PURPOSE (TYPE):
1. BALANCE PER BANK STATEMENT				$ 65,900,840
2. ADD: TOTAL DEPOSITS NOT CREDITED				$ -
3. SUBTRACT: OUTSTANDING CHECKS				$ (1,975,342)
4. OTHER RECONCILING ITEMS				$ -
5. MONTH END BALANCE PER BOOKS	$ -	$ -	$ -	$ 63,925,497
6. NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS
	DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER	PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11. TOTAL INVESTMENTS			$ -	$ -

CASH

12. CURRENCY ON HAND				$ -

13. TOTAL CASH - END OF MONTH				$ 63,925,497

			Monthly Operating Report
			CASH BASIS-2A
			SCHEDULE OF DEBTOR BANK ACCOUNTS

CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)

Bank	GL	Nature of Account	Account Number	Balance as of July 31, 2020

Wells Fargo	1013	TMI - AP - NACHA ACH	xxx3007	$ -
Wells Fargo	1013	TMP - AP - NACHA ACH	xxx3015	-
Wells Fargo	1015	TMI - Property Tax	xxx4381	-
Wells Fargo	1018	TMI - Sale Tax II	xxx3495	390,568
Wells Fargo	1020	TMI Main Disbursement	xxx7526	2,620,524
Wells Fargo	1025	Friday Morning, Inc.	xxx1036	-
Wells Fargo	1025	TMI - Main Cash Concentration	xxx5063	1,933,985
Wells Fargo	1025	TMP - Main	xxx0097	3,683,993
Bank of America	1025	TMP - DP Payments	xxx5718	-
Wells Fargo	1032	TMI - Visa/MC	xxx8307	-
Wells Fargo	1033	TMI - Discover	xxx8299	-
Wells Fargo	1034	TMI - American Express	xxx7708	-
Community First National	1045	Store #863 Depository Account	xxx9812	43
People Bank	1045	Store #984 Depository Account	xxx1340	47
Hancock Bank	1045	Store #598 Depository Account	xxx0914	50
BBVA/Compass Bank	1045	Stores Depository Account	xxx9325	6,505
Fifth Third Bank	1045	Stores Depository Account	xxx5683	5,555
Regions Bank	1045	Stores Depository Account	xxx0300	74,267
Chase Bank	1045	Stores Depository Account	xxx3000	207,320
PNC Bank	1045	Stores Depository Account	xxx0704	6,359
Wells Fargo	1045	Stores Depository Account	xxx4140	-
Wells Fargo	1045	Stores Depository Account	xxx4488	-
Bank of America	1045	Stores Depository Account	xxx1681	43,381
BB&T Bank	1045	Stores Depository Account	xxx5675	14,018
BancFirst Bank	1045	Store #481 Depository Account	xxx6246	100
International Bank of Commerce	1045	Stores #953,#1017, #1077 & #1191 Depository Account	xxx4877	3,659
Citizens Bank	1045	Stores Depository Account	xxx5872	4,323
US Bank	1045	Stores Depository Account	xxx1357	8,844
Key Bank	1045	Stores Depository Account	xxx4743	11,013
Wells Fargo	1056	TMI - ADP - PR Tax & Garnishment	xxx5892	358,469
Wells Fargo	1056	TMP - ADP - PR Tax & Garnishment	xxx5792	9,315
Wells Fargo	1062	TMI - Postage	xxx2195	265,925
Wells Fargo	1070	TMI - Workers Comp	xxx3193	636
Wells Fargo	1082	TMI - UHC Medical	xxx0415	224,660
Wells Fargo	1091	TMI - CIGNA Dental/STD	xxx6906	149,129
Wells Fargo	1094	TMI - Tax Saver - FSA	xxx1184	-
JPMorgan Chase Bank	1099	Cash Holding Account	xxx7366	55,878,150
Wells Fargo	1100	Wells Fargo Brokerage Services	xxx6142	-

				$ 65,900,840

Note 1: Excludes individual store depository accounts, which are swept into Intermediate Store Depository Accounts included above. For more information, see the Debtors' Cash Management Motion [Dkt 10]

Note 2: Book to bank reconciliation of each of the Debtors' bank accounts are performed in the ordinary course of business on a monthly basis. Additional support for each of these accounts is available for review on request by the Office of the US Trustee.

Monthly Operating Report
CASH BASIS-3

CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)

ASSETS OF THE ESTATE

SCHEDULE "A"	SCHEDULE AMOUNT	31-Jul-20	31-Aug-20	30-Sep-20
REAL PROPERTY
1. HQ AND DISTRIBUTION CENTER (AT NBV)	$ 22,293,977	$ 19,544,476
2.
3.
4. OTHER (ATTACH LIST)
5. TOTAL REAL PROPERTY ASSETS	$ 22,293,977	$ 19,544,476	$ -	$ -
SCHEDULE "B"
PERSONAL PROPERTY
1. CASH ON HAND	$ 580,900	$ 480,044
2. CHECKING, SAVINGS, ETC.	$ 16,047,077	$ 63,925,497
3. SECURITY DEPOSITS	$ 806,583	$ 893,572
4. HOUSEHOLD GOODS
5. BOOKS, PICTURES, ART
6. WEARING APPAREL
7. FURS AND JEWELRY
8. FIREARMS & SPORTS EQUIPMENT
9. INSURANCE POLICIES
10. ANNUITIES
11. EDUCATION
12. RETIREMENT & PROFIT SHARING
13. STOCKS
14. PARTNERSHIPS & JOINT VENTURES
15. GOVERNMENT & CORPORATE BONDS
16. ACCOUNTS RECEIVABLE	$ 889,577	$ 970,520
17. ALIMONY
18. OTHER LIQUIDATED DEBTS
19. EQUITABLE INTERESTS
20. CONTINGENT INTERESTS
21. OTHER CLAIMS	$ 5,374,800	$ 11,922,685
22. PATENTS & COPYRIGHTS
23. LICENSES & FRANCHISES
24. CUSTOMER LISTS
25. AUTOS, TRUCKS & OTHER VEHICLES	$ 23,943	$ 21,723
26. BOATS & MOTORS
27. AIRCRAFT
28. OFFICE EQUIPMENT	$ 15,234,482	$ 15,639,420
29. MACHINERY, FIXTURES & EQUIPMENT	$ 65,973,947	$ 32,193,929
30. INVENTORY	$ 217,542,264	$ 101,376,974
31. ANIMALS
32. CROPS
33. FARMING EQUIPMENT
34. FARM SUPPLIES
35. OTHER (ATTACH LIST)
36. TOTAL PERSONAL PROPERTY ASSETS	$ 322,473,572	$ 227,424,364	$ -	$ -
37. TOTAL ASSETS	$ 344,767,549	$ 246,968,840	$ -	$ -

Monthly Operating Report
CASH BASIS-4

CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)

			MONTH:	July
LIABILITIES OF THE ESTATE

PREPETITION	SCHEDULE AMOUNT
LIABILITIES		PAYMENTS
1. SECURED [1]	$ 39,210,220	$ 39,110,220
2. PRIORITY [2]	$ -
3. UNSECURED [3,4]	$ 107,241,762	$ 3,059,782
4. OTHER (ATTACH LIST)
5. TOTAL PREPETITION LIABILITIES	$ 146,451,982	$ 42,170,002

POSTPETITION	DATE	AMOUNT	DUE	AMOUNT
LIABILITIES	INCURRED	OWED	DATE	PAST DUE
1. FEDERAL INCOME TAXES
2. FICA/MEDICARE
3. STATE TAXES
4. REAL ESTATE TAXES
5. OTHER TAXES (ATTACH LIST)
6. TOTAL TAXES	Various	$ 5,277	Various	$ -
OTHER POSTPETITION LIABILITIES INCLUDING TRADE CREDITORS (LIST NAMES OF CREDITORS)
7.
8. Total Post-Petition Accounts Payable	Various	$ 9,885,003	Various	$ -
9.
10.
11.
12.
13.
14.
15.
16.
17.
18.
19. (IF ADDITIONAL ATTACH LIST)
20. TOTAL OF LINES 7 - 19		$ 9,885,003		$ -
21. TOTAL POSTPETITION LIABILITIES		$ 9,890,280		$ -

[1] Debtors have repaid the Pre-Petition ABL to the required minimum balance of $100,000. Furthermore, as of July 31, 2020 the Debtors have no outstanding borrowings against the Post-Petition DIP.

[2] The Debtors did not list any Priority liabilities in their Schedules of Assets and Liabilities. Debtors received authority to make payments on account of Pre-Petition Wages and related employee benefits and certain Pre-Petition Taxes
Because the authority granted is sufficient to satisfy all known such liabilities, the Debtors do not believe that they have exposure to Priority Claim Liabilities.

[3] Payments against unsecured liabilities represent payments made under authority granted in the Debtors' Trade Order to certain foreign vendors, shippers and warehousemen and miscellaneous lien claimants.

[4] Debtors' negotiations with its Landlords are on-going and, consequently, certain waivers of pre-petition rent obligations are expected but not yet fully quantified. Debtors will include these reductions as "payments" against corresponding unsecured rents once these amounts are agreed and quantified.

Monthly Operating Report
CASH BASIS-4A

CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)

			MONTH:	July
ACCOUNTS RECEIVABLE AGING
	SCHEDULE AMOUNT	MONTH	MONTH	MONTH

1. 0 - 30
2. 31 - 60	See Note 1 Below
3. 61 - 90
4. 91 +
5. TOTAL ACCOUNTS RECEIVABLE	$ -	$ -	$ -	$ -
6. AMOUNT CONSIDERED UNCOLLECTIBLE
7. ACCOUNTS RECEIVABLE (NET)	$ -	$ -	$ -	$ -

AGING OF POSTPETITION TAXES
AND PAYABLES	0 - 30	31-60	90+	Total
TAXES PAYABLE	DAYS	DAYS	DAYS
1. FEDERAL				$ -
2. STATE				$ -
3. LOCAL				$ -
4. OTHER (ATTACH LIST)				$ -
5. TOTAL TAXES PAYABLE	$ 5,277	$ -	$ -	$ 5,277

6. ACCOUNTS PAYABLE	$ 9,881,005	$ 3,998	$ -	$ 9,885,003

STATUS OF POSTPETITION TAXES
	BEGINNING	AMOUNT		ENDING
	TAX	WITHHELD	AMOUNT	TAX
FEDERAL	LIABILITY	OR ACCRUED	PAID	LIABILITY
1. WITHHOLDING				$ -
2. FICA-EMPLOYEE				$ -
3. FICA-EMPLOYER				$ -
4. UNEMPLOYMENT				$ -
5. INCOME				$ -
6. OTHER (ATTACH LIST)				$ -
7. TOTAL FEDERAL TAXES	$ -	$ -	$ -	$ -
STATE AND LOCAL				$ -
8. WITHHOLDING				$ -
9. SALES				$ -
10. EXCISE				$ -
11. UNEMPLOYMENT				$ -
12. REAL PROPERTY				$ -
13. PERSONAL PROPERTY				$ -
14. OTHER (ATTACH LIST)				$ -
15. TOTAL STATE & LOCAL	$ -	$ -	$ -	$ -
16. TOTAL TAXES	$ 2,188	$ 5,277	$ 2,188	$ 5,277

NOTE: The Debtors were granted authority under their Tax Order [Dkt 97] to pay certain pre-petition taxes in the ordinary course of business. To the best of Debtors' information and belief, Debtors are current and remain current in their payment of all taxes included in the tables above.

[1] Debtors' sales are conducted in real-time in-store. The Debtors do not offer credit to customers and therefore do not have material Accounts Receivable at any time. A/R listed relates primarily to reimbursements due from landlords for tenant improvement allowances authorized under certain real property leases

Monthly Operating Report
CASH BASIS-5

CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)
				MONTH:	July

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TTL PD TO DATE
1.
2.
SEE CERTIFICATION 1 BELOW
4.
5.
TOTAL PAYMENTS TO INSIDERS

PROFESSIONALS
	DATE OF COURT ORDER	AMOUNT	AMOUNT	TTL PAID	TOTAL INCURRED
NAME	AUTHORIZING PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1. Haynes & Boone			$ 617,531	$ 617,531	$ 723,469
2. Squire Patton Boggs			-	-	-
3. AlixPartners			902,705	902,705	1,207,295
4. Stifel / Miller Buckfire			520,000	520,000	605,000
5. Vinson & Elkins			624,515	624,515	280,569
6. Berkley Research Group			192,823	192,823	165,000
7. Montgomery McCracken Walker & Rhoads			-	-	620,000
8. BDO			-	-	504,500
9. Munsch Hardt			60,891	60,891	54,109
10. Great American Group	Dkt 197 - 6/9/2020		847,395	1,126,043	-
11. A&G Realty Partners	Dkt 139 - 6/2/2020		1,245,530	1,245,530	-
12. Epiq Systems	Dkt 100 - 5/29/2020		-	74,959	-
13. Merrill Communications			-	6,301	-
14. Willkie Farr & Gallagher			256,956		-
TOTAL PAYMENTS TO PROFESSIONALS		$ -	$ 5,268,345	$ 5,371,298	$ 4,159,942

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	SCHEDULED	AMOUNTS	TOTAL
	MONTHLY	PAID	UNPAID
NAME OF CREDITOR	PAYMENTS	DURING	POST-
	DUE	MONTH	PETITION
1.
2.
SEE CERTIFICATION 2 BELOW
4.
5.
6. TOTAL

CERTIFICATION 1 - PAYMENTS TO INSIDERS

I, STACIE SHIRLEY, hereby certify that only customary wages have been paid to insiders during this reporting period.
There have been no bonuses, loans or other amounts paid aside from ordinary course compensation

CERTIFICATION 2 - POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE & ADEQUATE PROTECTION PAYMENTS

I, STACIE SHIRLEY, hereby certify that to the best of my knowledge Debtors are current on any and all Post-Petition amounts due on account of
Secured Notes, Leases Payable and Adequate Protection Payments

Monthly Operating Report
CASH BASIS-6

2020
CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)
		MONTH:	July

QUESTIONNAIRE
		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	Y See Note 1
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	Y See Note 2
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	Y See Note 3
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES"; PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Note 1: Debtors have made certain payments on Pre-Petition items only where authorized under and in compliance with various orders of the Court including Insurance [dkt 108], Taxes [dkt 97], Wages [dkt 69], Cash Management [dkt 68],
Trade [dkt 330]. These disbursements are included on relevant pages within this Monthly Operating Report.

Note 2: Debtors have received Post-Petition Financing in accordance with their Motion to Obtain Post-Petition
Financing [dkt 19 and dkt 90] and the Interim and Final Orders, thereto [dkt 67 and dkt 331, respectively]
These disbursements are included on relevant pages within this Monthly Operating Report.

Note 3: Debtors have made certain payments on Pre-Petition Taxes only where authorized under and in compliance with related orders of the Court with respect to Tax obligations [dkt 97] These disbursements are included on relevant pages within this Monthly Operating Report.

INSURANCE
		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW	See Note 4

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE

BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN

EXPLANATION BELOW.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

Note 4:  Please refer to Debtors' Insurance Motion [dkt 11] for details of all of Debtors' Insurance Policies.

INSTALLMENT PAYMENTS
TYPE OF		PERIOD	PAYMENT AMOUNT
POLICY	CARRIER	COVERED	& FREQUENCY

SEE NOTE 4 ABOVE